Third Quarter FY 2025 Results February 6th, 2025 Exhibit 99.2

T H I R D Q U A R T E R F Y 2 5 R E S U L T S This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic revenue growth, adjusted diluted EPS, and free cash flow; the Company’s ability to execute on its brand-building strategy and to drive free cash flow and maximize shareholder value; the Company’s expected earnings growth; and the Company’s capital allocation strategy and optionality, including its pursuit of M&A and share buybacks. Words such as “continue,” “expect,” “remain,” “going forward,” “proven,” “outlook,” “will,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the ability of the Company’s manufacturing operations and third party manufacturers and logistics providers and suppliers to meet demand for its products and to avoid inflationary cost increases and disruption as a result of labor shortages; the impact of economic and business conditions; consumer trends; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; evolving U.S. and international tariffs; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our February 6, 2025 earnings release in the “About Non-GAAP Financial Measures” section. Safe Harbor Disclosure 2

T H I R D Q U A R T E R F Y 2 5 R E S U L T S Agenda for Today’s Discussion 3 I. Performance Update II. Financial Overview III. FY25 Outlook

T H I R D Q U A R T E R F Y 2 5 R E S U L T S I. Performance Update

Record Results in Third Quarter FY 25

Q3 FY 25 Sales Drivers	■ Record quarterly revenue of $290.3 million, ahead of expectations ■ Outperformance highlighted by strong International growth ■ Positive trends in Women's Health and Clear Eyes®, as expected
Superior Earnings and FCF	■ Gross Margin performance stable ■ Diluted EPS up 15% versus prior year ■ Continued strong financial profile and resulting Free Cash Flow(3) generation
Disciplined Capital Allocation	■ Leverage of 2.5x(3) continues to enable capital allocation optionality ■ Reduced variable debt balance to zero and opportunistically repurchased shares ■ M&A and share buybacks remain key optimal capital allocation levers

Prestige Consumer HEALTHCARE
THIRD QUARTER FY 25 RESULTS
5

T H I R D Q U A R T E R F Y 2 5 R E S U L T S Comprehensive GI Portfolio Highlights Brand-Building Capabilities 6 Key Drivers Brand-Building Driving Consumption GrowthIconic GI Solutions Brand- uilding Driving Cate ory Leadership & Growth #1 Rectal laxative at retail1 #1 Motion sickness & nausea brand at retail1 #1 Upset stomach remedy at Canada retail1 1. Q3 IRI MULO+C as of 12/29/24, Gaviscon source Nielsen IQ Canada period ended 11/23/24 2. Annual Sales TTM ended 12/31 Strong Consumption Growth Driving +5% 3-Year CAGR2 Campaigns & Content Insight Driven Innovation Delivering on consumer needs Expanding consumer need states

T H I R D Q U A R T E R F Y 2 5 R E S U L T S II. Financial Overview

T H I R D Q U A R T E R F Y 2 5 R E S U L T S Third Quarter and YTD FY25 Performance Highlights FY25 FY24 Dollar values in millions, except per share data. $290.3 $ 98.5 $1.22 $282.7 $93.8 $1.06 Revenue EBITDA Diluted EPS 2.7% 5.0% 15.1% 8 Q 3 $841.2 $270.0 $3.20 $848.4 $283.4 $3.19 Revenue EBITDA Adj. Diluted EPS (0.8%) (4.7%) 0.3% Record revenue of $290.3 million, up 2.7% vs. PY Record EPS of $1.22 up 15.1% vs. PY EBITDA(3) of $98.5 million, up 5.0% vs. PY Y T D (2) (2) (2)

T H I R D Q U A R T E R F Y 2 5 R E S U L T S Q3 FY 25 Q3 FY 24 % Chg YTD FY 25 YTD FY 24 % Chg Total Revenue 290.3$ 282.7$ 2.7% 841.2$ 848.4$ (0.8%) Gross Margin 161.0 157.9 2.0% 464.5 472.6 (1.7%) % Margin 55.5% 55.9% 55.2% 55.7% A&M 37.9 39.5 (3.9%) 118.7 115.8 2.5% % Total Revenue 13.1% 14.0% 14.1% 13.6% G&A 26.2 26.0 0.7% 81.2 79.7 1.8% % Total Revenue 9.0% 9.2% 9.6% 9.4% D&A (ex. COGS) 5.0 5.6 (12.0%) 16.2 16.9 (3.8%) Operating Income 92.0$ 86.8$ 5.9% 248.3$ 260.3$ (4.6%) % Margin 31.7% 30.7% 29.5% 30.7% Adj. Diluted EPS (3) 1.22$ 1.06$ 15.1% 3.20$ 3.19$ 0.3% EBITDA 98.5$ 93.8$ 5.0% 270.0$ 283.4$ (4.7%) % Margin 33.9% 33.2% 32.1% 33.4% 3 Months Ended YTD FY25 Comments FY25 Third Quarter and YTD Consolidated Financial Summary ◼ Organic Revenue(1) down 0.9% vs. prior year – Clear Eyes sales aligned to expectations – International segment up 6% excluding currency – North America Women’s Health category performance up y/y in Q3 – Double-digit growth in eCommerce ◼ Gross Margin of 55.2% thanks to stable Q3 performance ◼ A&M of 14.1% of Revenue, as expected ◼ G&A of 9.6% of Revenue, as expected ◼ Adj. Diluted EPS(2) up slightly vs. prior year Dollar values in millions, except per share data 9 9 Months Ended

Industry Leading Free Cash Flow Trends

Free Cash Flow(2)


Q3 FY25
Q3 FY24
YTD FY25
YTD FY24
(8.6%)
$63.5
$69.5
5.3%
$184.9
$175.6
Free Cash Flow
Free Cash Flow

Dollar values in millions

Comments

- YTD FY25 Free Cash Flow(2) of $184.9 million up 5% vs. prior year
  - Maintaining full-year free cash flow outlook(4) of $240 million or more
  - Strong business attributes continue to drive Free Cash Flow
- Net Debt at December 31 of $0.9 billion(2); leverage ratio(3) of 2.5x
- Repurchased approximately 600,000 shares YTD for $40 million
- Robust Free Cash Flow enables further strategic capital deployment flexibility going forward

Prestige Consumer HEALTHCARE
THIRD QUARTER FY25 RESULTS
10

T H I R D Q U A R T E R F Y 2 5 R E S U L T S III. FY25 Outlook

Raising FY 25 Earnings Outlook

Top Line Trends

- Remain well-positioned in dynamic macro environment
- Continue to emphasize brand-building on leading brands
- Revenues of $1,128 to $1,132 million
  - Organic growth of approximately 1% ex-FX

EPS

- Adjusted Diluted EPS(5) of approximately $4.50
  - Increased outlook driven by robust free cash flow and resulting lower interest
- Expect earnings growth acceleration to continue in Q4

Free Cash Flow & Allocation

- Free Cash Flow(4) of $240 million or more
- Capital allocation decisions focused on maximizing shareholder value

Prestige Consumer HEALTHCARE
THIRD QUARTER FY 25 RESULTS
12

T H I R D Q U A R T E R F Y 2 5 R E S U L T S Q&A

T H I R D Q U A R T E R F Y 2 5 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated February 6, 2025 in the “About Non-GAAP Financial Measures” section. (2) Adjusted Diluted EPS, EBITDA & EBITDA Margin, Free Cash Flow, and Net Debt are Non GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated February 6, 2025 in the “About Non-GAAP Financial Measures” section. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Free Cash Flow for FY25 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release dated February 6, 2025 in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures. (5) Adjusted Diluted EPS for FY25 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Diluted EPS in our earnings release dated February 6, 2025 in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP Diluted EPS adjusted for certain discrete tax items. 14

T H I R D Q U A R T E R F Y 2 5 R E S U L T S EBITDA Margin 15 Reconciliation Schedules Organic Revenue Change

T H I R D Q U A R T E R F Y 2 5 R E S U L T S 16 Reconciliation Schedules (Continued) Adjusted Net Income & Adjusted Diluted EPS Adjusted Free Cash Flow (a) Income tax adjustment to adjust for discrete income tax items.

T H I R D Q U A R T E R F Y 2 5 R E S U L T S 17 Reconciliation Schedules (Continued) Projected Adjusted EPS Projected Free Cash Flow (a) Income tax adjustment to adjust for discrete income tax items. Projected FY'25 GAAP Diluted EPS 4.58$ Adjustments: Normalized tax rate adjustment (a) (0.08) Projected FY'25 Non-GAAP Adjusted EPS 4.50$